UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Cedar Ridge Unconstrained Credit Fund

(Investor Class: CRUPX)

(Institutional Class: CRUMX)

ANNUAL REPORT

OCTOBER 31, 2018

Cedar Ridge Unconstrained Credit Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder letter	1
Fund Performance	8
Schedule of Investments	9
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Supplemental Information	35
Expense Example	37

This report and the financial statements contained herein are provided for the general information of the shareholders of the Cedar Ridge Unconstrained Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.cedarridgepartners.com

CEDAR RIDGE PARTNERS, LLC

45 EAST PUTNAM AVENUE, SUITE 124

GREENWICH, CONNECTICUT 06830

(203) 442-0080

Cedar Ridge Unconstrained Credit Fund

Annual Letter to Shareholders

October 31, 2018

We are pleased to share with you the results for Cedar Ridge Unconstrained Credit Fund (the “Fund”) over the most recent fiscal year ending October 31, 2018. For the 12-month period ending October 31, 2018, the Fund generated total returns of 5.20% and 4.93% for Institutional and Investor shares respectively (CRUMX/CRUPX), and for the 3-year period ending October 31, 2018 the Fund generated annualized total returns of 5.01% and 4.72% for Institutional and Investor shares respectively (CRUMX/CRUPX).

Cedar Ridge Unconstrained Credit Fund is benchmarked against the Bloomberg Barclays U.S. Aggregate Index. See below a chart and graph of the Fund’s performance vs. the Bloomberg Barclays U.S. Aggregate Index, and other market benchmarks. Note that for the fiscal year the Fund outperformed each fixed income benchmark, and outperformed the Bloomberg Barclays U.S. Aggregate by 725 basis points (bps). The Fund has been a top performing fund amongst its Broadridge peer group over the 1-year and 3-year periods as well.

Cedar Ridge Unconstrained Credit Fund and Market Benchmark Index Total Returns

	10/31/17 - 10/31/18	10/31/15 - 10/31/18	12/12/13 – 10/31/18
	1 Year Returns	3 Year Returns Annualized	Since Inception Annualized
CRUMX	5.20%	5.01%	4.69%
CRUPX	4.93%	4.72%	4.43%
Bloomberg Barclays US Aggregate Index	-2.05%	1.04%	2.05%
Bloomberg Barclays US High Yield Index	0.97%	6.59%	4.65%
Bloomberg Barclays Muni Index	-0.51%	1.89%	3.41%
Bloomberg Barclays HY Muni Index	4.74%	5.41%	6.31%
S&P 500 Index	7.34%	11.49%	11.29%

*	Data source: UMBFS, Bloomberg Markets

Performance as of September 30, 2018

	YTD	1 Year	3 Year	Since Inception (12/12/13)
CRUMX	6.85%	5.07%	5.69%	5.07%
CRUPX	6.54%	4.80%	5.40%	4.81%

Quoted performance is historical and does not guarantee future results. Current performance may be lower or higher. Call 855-550-5090 for the most recent month-end returns. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Quoted performance is total return. Returns would have been lower without an expense limitation agreement in effect.

LBUSTRUU 2006.25 -.25 Ret MTD +.43 Ret 3M -1.05

As of 11/20/18 YTW 3.56 OAS 0.49

LBUSTRUU Index | 97) Settings | Comparative Returns

Range 10/31/2017 - 10/31/2018 Period Daily No. of Period 365 Day(s) Table

	Security	Currency	Price Change	Total Return	Difference	Annual Eq
1)	LBUSTRUU Index	USD	-2.05%	-2.05%	-7.25%	-2.05%
2)	CRUMX US Equity	USD	2.05%	5.20%	--	5.20%
3)	LF98TRUU Index	USD	.97%	.97%	-4.22%	.97%
4)	LMBITR Index	USD	-.51%	-.51%	-5.71%	-.51%
5)	LMHYTR Index	USD	4.74%	4.74%	-.46%	4.74%
6)						

1M 3M 6M YTD 1Y 2Y 3Y 5Y 10Y

Bloomberg Barclays US Agg Total Return Value Unhedged USD
Cedar Ridge Unconstrained Credit Fund
Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged USD
Bloomberg Barclays Municipal Bond Index Total Return Index Value Unhedged USD
Bloomberg Barclays Muni High Yield Total Return Index Value Unhedged USD
6.00
4.00
2.00
0.00
-2.00
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
2017
2018

Australia 61 2 9777 8600 Brazil 5511 2395 9000 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2018 Bloomberg Finance L.P.
SN 763795 PST GMT-8:00 23-Nov-2018 12:42:48

Yields as of 9/30/2018	SEC Yield – Net	SEC Yield - Gross
CRUMX	3.09%	2.93%
CRUPX	2.84%	2.68%

Market Observations and Commentary. For the 12 months ending October 31, 2018, the fixed income markets experienced periods of both stability and heightened volatility. The fourth quarter of 2017 and the beginning of 2018 were dominated by several themes; tax reform and its various implications, continued Fed tightening, higher interest rates, and the sudden return of volatility. Post the passing and rapid implementation of the Trump tax-cuts (more below), rates on U.S. Treasuries jumped higher, with the UST 30-year yield up 53 basis points, UST 10-year yield up 60 basis points, and UST 5-year yield up 53 basis points from December 15, 2017 to February 21, 2018. Along with the rise in rates, the municipal and corporate markets performed poorly. After this early in the year selloff, equity and credit markets rallied, higher interest rates stabilized, and yield curves flattened. The last few months of the fiscal year period however were met with renewed weakness in the equity and credit markets. Throughout the fiscal year the Federal Reserve raised its benchmark Fed Funds rate target 4 times, which put upward pressure on rates at the short end of the yield curve. See below data on rate and curve moves.

Rates and Yield Curves

US Treasury Rates*

Absolute Yields	10/31/2017	10/31/2018	YoY Changes
2yr UST	1.60%	2.87%	1.27%
5yr UST	2.02%	2.98%	0.96%
10yr UST	2.38%	3.14%	0.76%
30yr UST	2.88%	3.39%	0.51%
Yield Curves, Spreads
2yr-10yr	0.78%	0.27%	-0.51%
5yr-10yr	0.36%	0.16%	-0.20%
2yr-30yr	1.28%	0.52%	-0.76%
5yr-30yr	0.86%	0.41%	-0.45%

*	Data source Bloomberg Markets

On January 1, 2018, tax reform was thrust upon the markets and the economy, with significant changes the likes of which have not been seen since 1986. Tax rates were meaningfully lowered for certain business borrowers, while personal tax rates were little changed, particularly in the upper tax brackets. Included in the personal tax reforms were new limits on the deductibility of state and local taxes as well as mortgage interest. While the impacts of the reforms are still being incorporated into investor decisions, it is clear much of the benefit to individual tax payers of lower rates will be offset by the limits on deductions. The general impact of lower rates for corporate tax payers was perceived initially to be positive, leading to increased earnings estimates and the potential for wages and salaries to rise (many companies announced employee bonuses as a result of expected lower tax liabilities), as well as shareholder friendly actions, such as increased dividends, stock buybacks, and a likely increase in M&A activity.

Equity markets reacted positively during 4Q17 and early January 2018, as most major indices spiked higher before retreating in a significant correction beginning January 26th. The S&P 500 returned 12.07% from October 31, 2017 to January 26, 2018, and was up 7.54% from December 31, 2017 to January 26, 2018 alone. However, the S&P 500 Index dropped 10.1% in less than two weeks before bottoming on Feb. 8, 2018, and while the index recovered in the ensuing months, it wasn’t until August 6, 2018 before the Index recovered to its January 26th high. The index peaked again on September 21st, posting a fiscal year-to-date total return of 15.80%, only to give back about one-half of the return in the next 5 weeks, ending the Fiscal Year up 7.34%.

In addition to the impact on the private sector markets, tax reforms also changed the landscape for public finance and municipal bonds. During November and December 2017, the tax reform negotiations included provisions that would eliminate the issuance of private activity municipal bonds, as well as the ability of municipal borrowers to advance refund existing debt and issue new, presumably lower cost debt in its place. Since the proposed tax reforms were to be enacted with no transition period (changes became law January 1, 2018), late in the year municipal bond borrowers flooded the market with new issues as they rushed to complete their financings before the tax law changes came into effect. New issue municipal bond volume in December 2017 was the highest such monthly issuance on record. Much of this supply was not immediately sold to end use investors, and instead was carried in inventory by underwriting dealers, creating a supply overhang that continued into January 2018. Ultimately, advance refundings were disallowed while private activity bonds continue to be allowed under the new tax laws, but the damage had been done, and the municipal market continued to trade heavy to start the year, in stark contrast to the normal “January effect” commonly seen in prior years. For the month of January, 2018, the Bloomberg Barclays Municipal Bond Index returned a negative -1.18%, and the Bloomberg Barclays Muni High Yield Index returned a negative -0.94%. While the high yield municipal market recovered well from this start, returning 4.74% over the fiscal year, the general municipal market continued to struggle, with a total return of -0.51% over the period.

The Federal Reserve began raising its Fed Funds target in December, 2015. The Fed has continued its slow but steady rate hike policies, and in December 2018 will likely raise its target range to 2.25-2.50%. While the November 2018 meeting saw the target rate left unchanged, the Fed is not standing still. The Fed has also begun to reduce the size of its balance sheet, albeit slowly, by tapering its reinvestment of maturing debt along with measured asset sales. This can only be seen as a tightening move. It is consensus that new Chairman Powell will provide continuity by generally following the existing playbook left by outgoing Chair Janet Yellen, but there are no guarantees he will. Over half of the voting members of the FOMC have turned over this year, and the path of any changes in Fed policy stance remains up for much debate.

Over the course of the fiscal year, general levels of market interest rates rose while U.S. Treasury yield curves have flattened overall. (See chart above.) Rates reached their lowest point, and curves reached their steepest points of the period within the first few months of the fiscal year. Rates rose and curves flattened for most of the remaining period. Credit spreads also were their tightest of the period within the first few months of the fiscal year, and widened for most of the rest of the period.

Over the fiscal year period, U.S. Treasury yields rose; 10-year rates rose by 76 bps and 30-year rates rose 51 bps. Over the same period municipal rates out-performed, as rates rose 72 bps in 10-years; and rates rose 55 bps in 30-years. Where the 30-year “AAA” Municipal/ UST ratio ended 2017 at 92.70%, the ratio ended October 31, 2018 at 99.70%. In 10-years, the ratio stood at 86.94% versus 82.50% at year-end 2017. The more interesting observation still concerns the relative flatness of the U.S. Treasury and relative steepness in the Municipal yield curves. At October 31, 2018 US Treasury yield curves stood as follows: 2s-30s yield spread was 52 basis points, while the 5s-30s spread was 41 basis points. Regarding the Municipal yield curve, the 2s-30s yield spread was 131 basis points, while the 5s-30s spread was 108 basis points. From November 1, 2017 to October 31, 2018 Lipper reported aggregate inflows from tax-exempt mutual funds of $9.6 billion. For calendar year 2018 Lipper reported inflows totaling $7 billion through October 31st compared to $15.5 billion for the same period in 2017.

Finally, fiscal year 2018 saw the return of volatility. The CBOE Volatility Index (VIX Index) on October 31, 2017 stood close to a period low 9.14. By February 2018 VIX had spiked to the period high of 37.32. Over the reminder of the fiscal year VIX never got below 10.85, and ended the fiscal year at 21.23 on October 31, 2018, 230% higher than it started the fiscal year. Over the same period investment grade corporate bond spreads have widened by 18bps, and high yield spreads have tightened by 14bps. According to EPFR, fund flows for U.S. Investment Grade and U.S. High Yield funds were $144 billion and -$54 billion, respectively.  New issuance of investment grade corporate bonds was $1.197 trillion, down from $1.293 trillion in the prior period. High Yield new issuance was $202 billion, down from $263.6 billion in the comparable prior period.

Performance Attribution and Commentary. Performance attribution for the Fund portfolio was mixed throughout the year. There are several notable results to highlight. Rising rates throughout the period along with a sharp credit sell-off towards the end of the period resulted in the portfolio’s short positions providing solid positive contribution to returns. Short positions were a positive contribution due to rate hedges from shorts in U.S. Treasuries, which proved a key performance driver during the sharp rate rise in early 2018, as well as wider credit spreads during the last few months of the period which drove corporate bond prices lower. While long corporate positions were a drag on performance, they were meaningfully offset by corporate short positions. The top corporate detractor from performance was a long position in Bon-Ton Department Stores. This investment is representative of classic process-driven liquidation plays which have historically been one of our favorite and most successful types of special situation investments.  This investment was sized appropriately at approximately 1%, consistent with these type of special situation positions. The position remains in work-out and we believe some incremental additional value may be recognized.

As for municipal bond positions, the Fund benefited from significant recovery in certain Puerto Rico securities, primarily Puerto Rico Electric Power Authority (PREPA) and Puerto Rico Water and Sewer Authority (PRASA), strong performance from certain tobacco receivable securities, and continued recovery in electric utility security holdings, namely First Energy Solutions. Finally, during this period we have continued to generally manage the portfolio on a “defensive” basis. Given our concerns with the macro economic landscape and the specifics of U.S. domestic policy dysfunction, we have tended to utilize less leverage, opted for liquidity over yield, and maintained an overall shorter duration for the portfolio. By managing the portfolio on this basis, we have been able to run a “less hedged” book, reducing our volatility and relying on our short corporate bond positions rather than our typical rates hedging through short exposure to the U.S. Treasury market.

See below portfolio level performance attribution for fiscal year 2018.

Attribution Summary
Portfolio	CEDARRDG
Start Date(Earliest Available)	10/31/2017
End Date	10/31/2018

CEDARRDG	% Average Weight	Contribution to Return (%)
	Net	Net
	100.00	8.84
Cash & Cash Equivalents
Cash Equivalents	15.53	0.26
Funds-Cash Sweep	12.76	0.20
Cash	0.19	0.00
Long	161.17	6.29
U.S. Municipal Debt	98.21	7.09
Corporate Debt	48.63	-1.25
Preferred Shares	1.13	0.15
Short	-76.88	2.29
Corporate Debt	-31.67	0.72
Government Debt	-45.21	1.57

*	Data source: Bloomberg Analytics
*	Fund Level Data

The Fund’s investment strategy operates in a manner that is designed to be uncorrelated with one or more markets, and to avoid excessive downside capture. See below the Fund’s performance during periods in the past year that demonstrated this diversifying performance characteristic.

CRUMX Performance vs Rising Interest Rates

Selected Periods of Rising Rates

Fiscal Year 2018

Beginning Date	Ending Date	Rise in 10yr Tsy Yield (Basis Points)	Rate of Return : CRUMX	Rate of Return: BBRG BARCLAYS AGG*	CRUMX vs AGG
7-Sep-17	21-Feb-18	82	-1.54%	-2.83%	1.29%
2-Apr-18	17-May-18	38	2.48%	-1.56%	4.04%
24-Aug-18	5-Oct-18	42	0.69%	-1.80%	2.49%

*	The Bloomberg Barclays US Aggregate Bond Index Total Return Value Unhedged. Rate of Return=Holding Period Return

Data source: Bloomberg

Correlation Analysis 10/31/17- 10/31/18
Bloomberg Barclays US Aggregate Index	-0.27
Bloomberg Barclays US High Yield Index	0.36
Bloomberg Barclays Municipal Index	0.14
Bloomberg Barclays High Yield Municipal Index	0.18
S&P Index (SPX)	0.36

*	Based on Bloomberg Analytics; Weekly observations

Correlation is a statistical measure that indicates the extent to which two or more variables fluctuate together. A positive correlation is a relationship between two variables in which both variables move in tandem. A negative correlation is a relationship in which two variables move in different directions.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s Investment methodology and do not constitute investment advice. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to change and risk.

Cedar Ridge Unconstrained Credit Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Barclays Aggregate Bond Index. The performance graph above is shown for the Fund Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of October 31, 2018	1 Year	Since Inception	Inception Date
Investor Class	4.93%	4.43%	12/12/13
Institutional Class	5.20%	4.69%	12/12/13
Bloomberg Barclays Aggregate Bond Index	-2.05%	2.05%	12/12/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 550-5090.

Gross and net expense ratios for Investor Class shares were 4.63% and 4.43%, respectively, for Institutional Class shares were 4.38% and 4.18%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses, exclusive of certain expenses, do not exceed 1.64% and 1.39% of the average daily net assets of Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee. Effective November 1, 2017, the Fund no longer charges a redemption fee.

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Principal Amount		Value
	Bank Loans – 0.0%
$368,837	SquareTwo Financial Corp. 11.000%(US LIBOR+ 1,000 basis points), 5/24/2019*, 1, 2, 3, 4, 5	$—

	Total Bank Loans (Cost $494,540)	—

Number of Shares
	Common Stocks – 0.1%
	Energy – 0.1%
6,978	CHC Group LLC*, 3, 6, 8	52,335
349	Midstates Petroleum Co., Inc.*, 8	2,516
		54,851
	Total Common Stocks (Cost $537,971)	54,851

Principal Amount
	Corporate Bonds – 37.8%
	Communications – 5.7%
$1,000,000	Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/2022[7,8]	1,015,200
1,500,000	Gogo, Inc. 3.750%, 3/1/2020[8,9]	1,402,785
1,500,000	Lee Enterprises, Inc. 9.500%, 3/15/2022[7,8,10]	1,546,875
500,000	Uniti Group Inc / CSL Capital LLC 8.250%, 10/15/2023[7,8]	471,250
		4,436,110
	Consumer Discretionary – 7.4%
1,500,000	Allison Transmission, Inc. 5.000%, 10/1/2024[7,8,10]	1,455,930
5,000,000	Bon-Ton Department Stores, Inc. 8.000%, 6/15/2021*,2, 7, 8	337,500
1,500,000	Gap, Inc. 5.950%, 4/12/2021[7,8]	1,548,573
	General Motors Co.
500,000	6.250%, 10/2/2043[8]	478,520
750,000	5.200%, 4/1/2045[8]	649,392
1,500,000	JC Penney Corp., Inc. 5.875%, 7/1/2023[7,8,10]	1,297,500
		5,767,415
	Consumer Staples – 2.2%
2,000,000	Rite Aid Corp. 6.125%, 4/1/2023[7,8,10]	1,698,750

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Energy – 7.7%
$1,000,000	CHC Group LLC / CHC Finance Ltd. (Cayman Islands) 0.000%, 10/1/2020*,6, 8, 9	$950,000
1,000,000	Energy Transfer Operating LP 6.625%(LIBOR 3 Month+ 416 basis points), N/A7, 8, 11, 12	920,000
1,500,000	EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, 5/1/2024[7,8,10]	1,140,000
750,000	Midstates Petroleum Co., Inc. Escrow 0.000%, 6/1/2021*,2, 3, 4, 8	—
1,500,000	NGPL PipeCo LLC 7.768%, 12/15/2037[8,10]	1,755,000
1,275,000	Transocean Proteus Ltd. (Cayman Islands) 6.250%, 12/1/2024[6,7,8,10]	1,270,219
		6,035,219
	Financials – 2.6%
1,000,000	Ally Financial, Inc. 8.000%, 11/1/2031[8]	1,202,500
1,000,000	Kimco Realty Corp. 4.250%, 4/1/2045[7,8]	866,222
		2,068,722
	Health Care – 1.2%
1,000,000	Montefiore Obligated Group 5.246%, 11/1/2048[8]	952,431

	Industrials – 3.3%
1,000,000	Ashtead Capital, Inc. 4.375%, 8/15/2027[7,8,10]	919,700
1,500,000	Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 4/15/2021[7,8]	1,440,000
548,153	Eletson Holdings, Inc. / Eletson Finance U.S. LLC / Agathonissos Finance LLC 9.625%, 1/15/2022[6,7,8,11]	224,743
		2,584,443
	Materials – 6.5%
1,500,000	CF Industries, Inc. 4.500%, 12/1/2026[8,10]	1,472,421
1,000,000	Ferroglobe PLC / Globe Specialty Metals, Inc. (United Kingdom) 9.375%, 3/1/2022[6,7,8,10]	1,046,250
500,000	Kaiser Aluminum Corp. 5.875%, 5/15/2024[7,8]	500,625
1,000,000	Perstorp Holding A.B. (Sweden) 8.500%, 6/30/2021[6,7,8,10]	1,037,500

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Materials (Continued)
$1,000,000	Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 4/1/2025[7,8,10]	$1,007,500
		5,064,296
	Technology – 1.2%
1,000,000	Rackspace Hosting, Inc. 8.625%, 11/15/2024[7,8,10]	940,000

	Utilities – 0.0%
1,000,000	Texas Competitive Electric Holdings Co, LLC Escrow 0.000%, 10/1/2020*,2,3, 8, 10	4,000
	Total Corporate Bonds (Cost $31,715,780)	29,551,386

	Municipal Bonds – 95.2%
	Airport – 8.6%
2,275,000	New Jersey Economic Development Authority 5.250%, 9/15/2029[7,8]	2,437,845
1,300,000	New York Transportation Development Corp. 5.250%, 1/1/2050[7,8]	1,368,094
2,900,000	San Francisco City & County Airport Comm-San Francisco International Airport 1.380%, 5/1/2030[7,8,11]	2,900,000
		6,705,939
	Development – 15.5%
1,850,000	Brooklyn Arena Local Development Corp. 5.000%, 7/15/2042[7,8]	1,959,594
3,100,000	California Pollution Control Financing Authority 8.000%, 7/1/2039[7,8,10]	3,279,831
1,000,000	Clayton County Development Authority 8.750%, 6/1/2029[7,8]	1,088,720
1,000,000	Louisiana Local Government Environmental Facilities & Community Development Authority 6.500%, 11/1/2035[7,8]	1,072,190
2,235,000	Mississippi Development Bank 6.875%, 12/1/2040[7,8]	2,622,974
1,555,000	Ohio Water Development Authority 4.000%, 6/3/2019*,2, 8, 11	1,104,050
1,000,000	Public Finance Authority 6.375%, 1/1/2048[7,8,10]	1,007,820
		12,135,179

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Principal Amount		Value
	Municipal Bonds (Continued)
	General – 11.0%
	M-S-R Energy Authority
$1,000,000	6.125%, 11/1/2029[8]	$1,209,410
1,000,000	6.125%, 11/1/2029[8]	1,209,410
4,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue 1.680%, 5/1/2034[7,8,11]	4,000,000
1,675,000	Public Authority for Colorado Energy 6.500%, 11/15/2038[8]	2,198,789
400,000	Puerto Rico Public Finance Corp. 5.500%, 8/1/2031*,2, 7, 8	21,000
		8,638,609
	General Obligation – 8.9%
4,000,000	City of New York NY 1.600%, 4/1/2042[7,8,11]	4,000,000
3,000,000	County of Clark N.V. 1.640%, 7/1/2027[7,8,11]	3,000,000
		7,000,000
	Higher Education – 0.3%
200,000	New York State Dormitory Authority 5.000%, 7/1/2031[7,8]	223,998

	Medical – 11.6%
4,000,000	County of Utah UT 1.640%, 5/15/2051[7,8,11]	4,000,000
4,000,000	Illinois Development Finance Authority 1.650%, 5/1/2031[7,8,11]	4,000,000
1,000,000	Westchester County Local Development Corp. 5.000%, 11/1/2046[7,8]	1,038,240
		9,038,240
	Multi-Family Housing – 5.1%
4,000,000	New York City Housing Development Corp. 1.600%, 4/15/2035[7,8,11]	4,000,000

	Power – 2.5%
	Puerto Rico Electric Power Authority
865,000	5.000%, 7/1/2029*,2, 7, 8	549,275
925,000	5.250%, 7/1/2040*,2, 7, 8	589,688
1,290,000	5.000%, 7/1/2042*,2, 7, 8	819,150
		1,958,113
	Tobacco Settlement – 3.7%
13,000,000	Children's Trust Fund 0.000%, 5/15/2050*, 2, 7, 8	1,585,350

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Principal Amount		Value
	Municipal Bonds (Continued)
	Tobacco Settlement (Continued)
$1,310,000	Michigan Tobacco Settlement Finance Authority 7.309%, 6/1/2034[8]	$1,299,441
		2,884,791
	Transportation – 10.5%
1,300,000	Buffalo & Fort Erie Public Bridge Authority 5.000%, 1/1/2047[7,8]	1,416,168
1,650,000	Foothill-Eastern Transportation Corridor Agency 6.000%, 1/15/2049[7,8]	1,881,594
500,000	Kentucky Public Transportation Infrastructure Authority 5.750%, 7/1/2049[7,8]	536,205
	Texas Private Activity Bond Surface Transportation Corp.
500,000	7.000%, 12/31/2038[7,8]	578,085
1,530,000	6.750%, 6/30/2043[7,8]	1,745,485
	Virginia Small Business Financing Authority
1,200,000	5.500%, 1/1/2042[7,8]	1,279,584
750,000	5.000%, 12/31/2052[7,8]	783,720
		8,220,841
	Utilities – 5.1%
4,000,000	Orlando Utilities Commission 1.620%, 10/1/2033[7,8,11]	4,000,000

	Water – 12.4%
	County of Jefferson AL Sewer Revenue
1,100,000	0.00%, 10/1/2046[7,8]	935,759
2,500,000	6.500%, 10/1/2053[7,8]	2,893,875
4,000,000	New York City Water & Sewer System 1.690%, 6/15/2049[7,8,11]	4,000,000
1,955,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority 5.750%, 7/1/2037*,2, 7, 8	1,832,812
		9,662,446
	Total Municipal Bonds (Cost $74,219,691)	74,468,156

Number of Shares

	Rights – 0.0%
17,126	Vistra Energy Corp.	13,444

	Total Rights (Cost $—)	13,444

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	Warrants – 0.0%
	Energy – 0.0%
2,477	Midstates Petroleum Co., Inc.*, 3, 4, 8	$—

	Total Warrants (Cost $—)	—

	Short-Term Investments – 6.7%
5,279,706	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 2.03%[13]	5,279,706
	Total Short-Term Investments (Cost $5,279,706)	5,279,706

	Total Investments – 139.8% (Cost $112,247,688)	109,367,543
	Liabilities in Excess of other assets – (39.8)%	(31,128,045)

	Total Net Assets – 100.0%	$78,239,498

Principal Amount
	Securities Sold Short – (52.4)%
	Corporate Bonds – (25.9)%
	Communications – (5.4)%
$(1,000,000)	AT&T, Inc. 4.750%, 5/15/2046[7]	$(863,508)
(1,000,000)	Netflix, Inc. 5.875%, 2/15/2025	(1,016,350)
(1,500,000)	Viacom, Inc. 4.250%, 9/1/2023[7]	(1,497,646)
(1,000,000)	Walt Disney Co. 1.850%, 7/30/2026	(869,281)
		(4,246,785)
	Consumer Discretionary – (5.9)%
(1,000,000)	Brinker International, Inc. 5.000%, 10/1/2024[7,10]	(940,000)
(1,000,000)	Carvana Co. 8.875%, 10/1/2023[7,10]	(945,000)
(1,000,000)	Ford Motor Co. 4.750%, 1/15/2043	(786,678)
(1,000,000)	Kohl's Corp. 3.250%, 2/1/2023[7]	(960,183)
(1,000,000)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.500%, 3/1/2025[7,10]	(951,250)
		(4,583,111)

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Principal Amount		Value
	Securities Sold Short (Continued)
	Corporate Bonds (Continued)
	Consumer Staples – (5.0)%
$(1,000,000)	CVS Health Corp. 3.500%, 7/20/2022[7]	$(988,833)
(1,500,000)	Edgewell Personal Care Co. 4.700%, 5/24/2022	(1,458,750)
(1,500,000)	Keurig Dr Pepper, Inc. 4.985%, 5/25/2038[7,10]	(1,445,781)
		(3,893,364)
	Financials – (4.2)%
(1,000,000)	Citigroup, Inc. 3.400%, 5/1/2026	(938,585)
(1,500,000)	Navient Corp. 5.875%, 10/25/2024	(1,413,750)
(1,000,000)	Synchrony Financial 4.500%, 7/23/2025[7]	(947,801)
		(3,300,136)
	Health Care – (2.0)%
(1,500,000)	LifePoint Health, Inc. 5.875%, 12/1/2023[7]	(1,571,250)

	Materials – (2.4)%
(1,500,000)	INEOS Group Holdings S.A. (Luxembourg) 5.625%, 8/1/2024[6,7,10]	(1,432,500)
(484,554)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/2020[7]	(484,554)
		(1,917,054)
	Technology – (1.0)%
(750,000)	Apple, Inc. 4.450%, 5/6/2044	(749,674)
	Total Corporate Bonds (Proceeds $21,177,058)	(20,261,374)

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Principal Amount		Value
	Securities Sold Short (Continued)
	U.S. Treasury Securities – (26.5)%
$(7,000,000)	United States Treasury Bond 3.000%, 2/15/2047	$(6,488,944)
	United States Treasury Note
(7,000,000)	1.750%, 6/30/2022	(6,706,875)
(2,000,000)	2.250%, 1/31/2024	(1,926,876)
(6,000,000)	2.250%, 2/15/2027	(5,617,500)

	Total U.S. Treasury Securities (Proceeds $22,232,926)	(20,740,195)

	Total Securities Sold Short (Proceeds $43,409,984)	$(41,001,569)

LP – Limited Partnership

PLC – Public Limited Company

*	Non-income producing security.
[1]	Floating rate security.
[2]	Security is in default.
[3]	Illiquid security, represents 0.07% of Net Assets. The total value of these securities is $56,335.
[4]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of these securities is $0.
[5]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[6]	Foreign security denominated in U.S. Dollars.
[7]	Callable.
[8]	All or a portion of this security is segregated as collateral for securities sold short.
[9]	Convertible security.
[10]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $26,589,827 which represents 34.0% of Net Assets.
[11]	Variable rate security.
[12]	Perpetual security. Maturity date is not applicable.
[13]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Sector	Percent of Total Net Assets
Bank Loans	0.0%
Common Stocks
Energy	0.1%
Total Common Stocks	0.1%
Corporate Bonds
Energy	7.7%
Consumer Discretionary	7.4%
Materials	6.5%
Communications	5.7%
Industrials	3.3%
Financials	2.6%
Consumer Staples	2.2%
Health Care	1.2%
Technology	1.2%
Utilities	0.0%
Total Corporate Bonds	37.8%
Municipal Bonds
Development	15.5%
Water	12.4%
Medical	11.6%
General	11.0%
Transportation	10.5%
General Obligation	8.9%
Airport	8.6%
Multi-Family Housing	5.1%
Utilities	5.1%
Tobacco Settlement	3.7%
Power	2.5%
Higher Education	0.3%
Total Municipal Bonds	95.2%
Rights	0.0%
Warrants
Energy	0.0%
Total Warrants	0.0%
Short-Term Investments	6.7%
Total Investments	139.8%
Liabilities in Excess of other assets	(39.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2018

Assets:
Investments, at value (cost $112,247,688)	$109,367,543
Cash	1,018,126
Cash deposited with brokers for securities sold short	6,017,678
Receivables:
Investment securities sold	2,168,731
Fund shares sold	20,000
Dividends and interest	1,264,772
Prepaid expenses	19,259
Total assets	119,876,109

Liabilities:
Securities sold short, at value (proceeds $43,409,984)	41,001,569
Payables:
Advisory fees	64,577
Shareholder servicing fees (Note 7)	11,668
Distribution fees (Note 8)	2,476
Interest on securities sold short	389,857
Interest expense	78,473
Fund accounting and administration fees	18,106
Auditing fees	15,020
Transfer agent fees and expenses	11,688
Custody fees	7,518
Trustees' deferred compensation (Note 3)	6,746
Chief Compliance Officer fees	2,999
Trustees' fees and expenses	109
Accrued other expenses	25,805
Total liabilities	41,636,611

Net Assets	$78,239,498

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$77,695,550
Total distributable earnings	543,948
Net Assets	$78,239,498

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$12,043,858
Shares of beneficial interest issued and outstanding	1,098,644
Offering and redemption price per share	$10.96

Institutional Class Shares:
Net assets applicable to shares outstanding	$66,195,640
Shares of beneficial interest issued and outstanding	6,034,429
Offering and redemption price per share	$10.97

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2018

Investment Income:
Interest	$4,943,386
Dividends	41,285
Total investment income	4,984,671

Expenses:
Interest on securities sold short	1,749,381
Interest expense	954,448
Advisory fees	760,135
Fund accounting and administration fees	163,310
Shareholder servicing fees (Note 7)	76,059
Transfer agent fees and expenses	54,825
Registration fees	46,651
Distribution fees (Note 8)	36,695
Shareholder reporting fees	29,499
Legal fees	21,498
Custody fees	20,763
Auditing fees	15,002
Trustees' fees and expenses	14,654
Chief Compliance Officer fees	14,507
Miscellaneous	9,171
Insurance fees	4,909
Total expenses	3,971,507
Advisory fees waived	(168,854)
Fees paid indirectly (Note 3)	(5,540)
Net expenses	3,797,113
Net investment income	1,187,558

Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	176,069
Securities sold short	612,954
Net realized gain	789,023
Net change in unrealized appreciation/depreciation on:
Investments	(1,053,322)
Securities sold short	2,700,434
Net change in unrealized appreciation/depreciation	1,647,112
Net realized and unrealized gain	2,436,135

Net Increase in Net Assets from Operations	$3,623,693

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2018	For the Period December 1, 2016 through October 31, 2017*	For the Year Ended November 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,187,558	$1,817,124	$1,427,358
Net realized gain on investments and securities sold short	789,023	928,639	1,787,281
Net change in unrealized appreciation/depreciation on investments and securities sold short	1,647,112	907,152	(1,271,647)
Net increase in net assets resulting from operations	3,623,693	3,652,915	1,942,992

Distributions to Shareholders:
Distributions:[1]
Investor Class	(527,827)
Institutional Class	(1,819,312)
Total distributions to shareholders	(2,347,138)

From net investment income:
Investor Class		(477,115)	(236,066)
Institutional Class		(1,744,396)	(1,180,349)
Total from net investment income		(2,221,511)	(1,416,415)
From net realized gains:
Investor Class		(243,210)	–
Institutional Class		(765,395)	–
Total from net realized gains		(1,008,605)	–
Total distributions to shareholders		(3,230,116)	(1,416,415)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	5,792,986	9,613,454	15,334,038
Institutional Class	26,270,294	29,766,774	28,368,172
Reinvestment of distributions:
Investor Class	527,702	720,326	236,065
Institutional Class	1,803,565	2,464,491	1,166,644
Cost of shares redeemed:
Investor Class[2]	(17,238,327)	(5,647,231)	(2,936,390)
Institutional Class[3]	(30,240,937)	(23,054,406)	(17,025,698)
Net increase (decrease) in net assets from capital transactions	(13,084,717)	13,863,408	25,142,831

Total increase (decrease) in net assets	(11,808,162)	14,286,207	25,669,408

Net Assets:
Beginning of period	90,047,660	75,761,453	50,092,045
End of period[4]	$78,239,498	$90,047,660	$75,761,453

Capital Share Transactions:
Shares sold:
Investor Class	533,141	886,107	1,419,623
Institutional Class	2,434,498	2,748,104	2,627,397
Shares reinvested:
Investor Class	49,816	67,047	21,972
Institutional Class	169,169	229,181	108,918
Shares redeemed:
Investor Class	(1,621,803)	(521,160)	(273,063)
Institutional Class	(2,809,491)	(2,124,349)	(1,590,321)
Net increase (decrease) in capital share transactions	(1,244,670)	1,284,930	2,314,526

*	Fiscal year end changed to October 31, effective October 17, 2017.
[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $0, $173, and $55, respectively.
[3]	Net of redemption fee proceeds of $136, $109, and $1,422, respectively.
[4]	For the period December 1, 2016 through October 31, 2017, and the year ended November 30 ,2016, net assets included accumulated undistributed net investment income of $898,050 and $468,005, respectively . The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$3,623,693
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(79,617,949)
Sales of long-term portfolio investments	100,680,761
Proceeds from securities sold short	20,683,283
Cover short securities	(33,316,452)
Sales of short-term investments, net	8,337,436
Consent payment income received	75,000
Return of capital received	217,500
Cash used for corporate actions	(284,525)
Increase in investment securities sold receivable	(2,168,731)
Decrease in dividends and interest receivable	991,961
Decrease in prepaid expenses	7,938
Decrease in investment securities purchased	(2,019,901)
Increase in advisory fees	4,062
Decrease in interest on securities sold short	(116,012)
Increase in accrued expenses	301
Net amortization on investments	295,905
Net realized gain	(776,609)
Net change in unrealized appreciation/depreciation	(1,647,112)
Net cash provided by operating activities	14,970,549
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	32,094,186
Cost of shares redeemed	(47,498,044)
Dividends paid to shareholders, net of reinvestments	(15,871)
Net cash used for financing activities	(15,419,729)

Net decrease in cash	(449,180)

Cash and cash equivalents:
Beginning cash balance	–
Beginning cash held at broker	7,484,984
Total beginning cash and cash equvialents	7,484,984

Ending cash balance	1,018,126
Ending cash held at broker	6,017,678
Total ending cash and cash equivalents	$7,035,804

Non cash financing activities not included herein consist of $2,331,267 of reinvested dividends.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,	For the Period December 1, 2016 through October 31,	For the Year Ended November 30,		For the Period December 12, 2013** through November 30,
	2018	2017*	2016	2015	2014

Net asset value, beginning of period	$10.74	$10.68	$10.48	$10.93	$10.00
Income from Investment Operations:
Net investment income[1]	0.15	0.20	0.23	0.24	0.23
Net realized and unrealized gain (loss)	0.37	0.25	0.21	(0.46)	0.84
Total from investment operations	0.52	0.45	0.44	(0.22)	1.07

Less Distributions:
From net investment income	(0.26)	(0.25)	(0.24)	(0.23)	(0.14)
From net realized gains	(0.04)	(0.14)	–	–	–
Total distributions	(0.30)	(0.39)	(0.24)	(0.23)	(0.14)

Redemption fee proceeds[1]	–	– [2]	– [2]	– [2]	–

Net asset value, end of period	$10.96	$10.74	$10.68	$10.48	$10.93

Total return	4.93%	4.28%[3]	4.17%	(2.04)%	10.68%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,044	$22,964	$18,206	$5,627	$5,943

Ratio of expenses to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived[5]	5.43%	4.60%[4]	4.51%	4.08%	4.12%[4]
After fees waived[5]	5.20%	4.40%[4]	4.18%	3.72%	3.08%[4]
Ratio of net investment income to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	1.13%	1.78%[4]	1.77%	1.86%	1.17%[4]
After fees waived	1.36%	1.98%[4]	2.10%	2.22%	2.21%[4]

Portfolio turnover rate	63%	69%[3]	70%	64%	95%[3]

*	Fiscal year end changed to October 31, effective October 17, 2017.
**	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 3.56% for the year ended October 31, 2018, 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,	For the Period December 1, 2016 through October 31,	For the Year Ended November 30,		For the Period December 12, 2013** through November 30,
	2018	2017*	2016	2015	2014

Net asset value, beginning of period	$10.75	$10.68	$10.48	$10.93	$10.00
Income from Investment Operations:
Net investment income[1]	0.17	0.22	0.25	0.26	0.26
Net realized and unrealized gain (loss)	0.38	0.27	0.21	(0.45)	0.82
Total from investment operations	0.55	0.49	0.46	(0.19)	1.08

Less Distributions:
From net investment income	(0.29)	(0.28)	(0.26)	(0.26)	(0.15)
From net realized gains	(0.04)	(0.14)	-	-	-
Total distributions	(0.33)	(0.42)	(0.26)	(0.26)	(0.15)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.97	$10.75	$10.68	$10.48	$10.93

Total return	5.20%	4.63%[3]	4.41%	(1.80)%	10.83%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$66,195	$67,084	$57,555	$44,465	$34,447

Ratio of expenses to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived[5]	5.18%	4.35%[4]	4.26%	3.83%	3.87%[4]
After fees waived[5]	4.95%	4.15%[4]	3.93%	3.47%	2.83%[4]
Ratio of net investment income to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	1.38%	2.03%[4]	2.02%	2.11%	1.42%[4]
After fees waived	1.61%	2.23%[4]	2.35%	2.47%	2.46%[4]

Portfolio turnover rate	63%	69%[3]	70%	64%	95%[3]

*	Fiscal year end changed to October 31, effective October 17, 2017.
**	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 3.56% for the year ended October 31, 2018, 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Note 1 – Organization

Cedar Ridge Unconstrained Credit Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation and income. The Fund commenced investment operations on December 12, 2013, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in an open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2018

(c) Municipal Bonds

Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, the Fund may be required to maintain collateral in various forms. At October 31, 2018, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also, in conjunction with the use of short sales, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At October 31, 2018, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2018

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2018 and as of and during the period December 1, 2016 through October 31, 2017 and as of and during the open tax years ended November 30, 2015-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Cedar Ridge Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% of the average daily net assets of Investor Class shares of the Fund and 1.39% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2018

For the year ended October, 2018, the Advisor waived a portion of its advisory fees totaling $168,854. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At October 31, 2018, the amount of these potentially recoverable expenses was $723,571. The Advisor may recapture all or a portion of this amount no later than the dates stated below:

November 30, 2018	$181,465
November 30, 2019	206,323
October 31, 2020	166,929
October 31, 2021	168,854
Total	$723,571

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2018 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2018, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statements of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2018, are reported on the Statement of Operations.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2018

Note 4 – Federal Income Taxes

At October 31, 2018, gross unrealized appreciation and depreciation on investments and securities sold short, based on cost for federal income tax purposes were as follows:

Cost of investments	$68,852,168

Gross unrealized appreciation	$4,032,752
Gross unrealized depreciation	(4,518,946)

Net unrealized depreciation on investments	$(486,194)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable income/(loss) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$ (172,324)	$ 172,324

As of October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed tax-exempt income	1,030,142
Undistributed long-term capital gains	-
Accumulated earnings	1,030,142

Accumulated capital losses	-
Unrealized appreciation on securities sold short	2,408,415
Unrealized depreciation on investments	(2,894,609)
Total accumulated earnings	$543,948

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2018

The tax character of the distribution paid during the fiscal year ended October 31, 2018, and the period ended October 31, 2017, and the fiscal year ended November 30, 2016 were as follows:

Distributions paid from:	2018	2017	2016
Ordinary income	$329,464	$994,531	$121,528
Net long-term capital gains	1,928	14,074	-
Total taxable distributions	$331,392	$1,008,605	$121,528

Tax-exempt distributions	2,015,746	2,221,511	1,294,887
Total distributions paid	$2,347,138	$3,230,116	$1,416,415

Note 5 – Redemption Fee

Previously, the Fund may have imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2018, the period ended October 31, 2017 and for the year ended November 30, 2016 the Fund received $ 136, $282, and $1,477, respectively, in redemption fees. Effective November 1, 2017, the Fund no longer charges a redemption fee. For the year ended October 31, 2018, the Fund received a redemption fee from a transaction prior to November 1, 2017.

Note 6 – Investment Transactions

For the year ended October 31, 2018, purchases and sales of investments, excluding short-term investments, were $79,617,949 and $100,680,761, respectively. Proceeds from securities sold short and cover short securities were $20,683,283 and $33,316,452, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended October 31, 2018, distribution fees incurred with respect to Investor Class shares are disclosed on the Statement of Operations.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2018

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund’s assets carried at fair value:

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2018

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Bank Loans	$-	$-	$-	$-
Common Stocks
Energy	2,516	52,335	-	54,851
Corporate Bonds
Communications	-	4,436,110	-	4,436,110
Consumer Discretionary	-	5,767,415	-	5,767,415
Consumer Staples	-	1,698,750	-	1,698,750
Energy	-	6,035,219	-	6,035,219
Financials	-	2,068,722	-	2,068,722
Health Care	-	952,431	-	952,431
Industrials	-	2,584,443	-	2,584,443
Materials	-	5,064,296	-	5,064,296
Technology	-	940,000	-	940,000
Utilities	-	4,000	-	4,000
Municipal Bonds*	-	74,468,156	-	74,468,156
Rights	-	13,444	-	13,444
Warrants	-	-	-	-
Short-Term Investments	5,279,706	-	-	5,279,706
Total Investments	$5,282,222	$104,085,321	$-	$109,367,543

Liabilities
Securities Sold Short
Corporate Bonds*	$-	$20,261,374	$-	$20,261,374
U.S. Treasury Securities	-	20,740,195	-	20,740,195
Total Investments	$-	$41,001,569	$-	$41,001,569

*	All municipal bonds held long, and corporate bonds held short in the Fund are Level 2 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
**	The Fund held level 3 securities valued at zero at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance October 31, 2017	$5,173
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Total unrealized appreciation/(depreciation)	31,253
Net purchases	-
Net sales	-
Payment-in-kind interest	-
Principal paydown	(36,426)
Return of capital distribution	-
Balance as of October 31, 2018	$-

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2018

The Fund held level 3 securities valued at zero at period end.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2018:

	Fair Value October 31, 2018	Valuation Methodologies	Unobservable Input(1)	Impact to Valuation from an Increase in Input(2)
Bank Loans	$-	Estimated Recovery Proceeds	Expected Remaining Distributions	Increase
Corporate Bonds	-	Estimated Recovery Proceeds	Expected Remaining Distributions	Increase
Warrants	-	Estimated Recovery Proceeds	Expected Remaining Distributions	Increase

(1)	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2018

The Fund declared the payment of a distribution to be paid, on December 27, 2018, to shareholders of record on December 26, 2018 as follows:

	Long -Term Capital Gain	Short-Term Capital Gain	Income
Institutional Class	-	-	$0.18086
Investor Class	-	-	0.17447

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II and

Shareholders of Cedar Ridge Unconstrained Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cedar Ridge Unconstrained Credit Fund (the “Fund”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of October 31, 2018, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 31, 2018

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended October 31, 2018, 00.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Cedar Ridge Unconstrained Credit Fund is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended October 31, 2018, 00.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Cedar Ridge Unconstrained Credit Fund qualifies for the dividends received deduction available to corporate shareholders.

Other Tax Information

For Federal income tax purposes, the Cedar Ridge Unconstrained Credit Fund designates tax-exempt dividends of $2,015,746 or the amount determined to be necessary, for the year ended October 31, 2018.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 550-5090. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 67 portfolios).

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	1	Investment Managers Series Trust, a registered investment company (includes 67 portfolios).
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management

(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Cedar Ridge Unconstrained Credit Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Investor Class shares; and (2) ongoing costs, including management fees; distribution fees (Investor Class shares only) and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/18	10/31/18	5/1/18 – 10/31/18
Investor Class
Actual Performance	$1,000.00	$1,029.30	$25.96
Hypothetical (5% annual return before expenses)	1,000.00	999.62	25.58
Institutional Class
Actual Performance	1,000.00	1,030.50	24.71
Hypothetical (5% annual return before expenses)	1,000.00	1,000.87	24.35

*	Expenses are equal to the Fund’s annualized expense ratios of 5.08% and 4.83% for Investor Class and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 184/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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 Cedar Ridge Unconstrained Credit Fund

A series of Investment Managers Series Trust II

Investment Advisor

Cedar Ridge Partners, LLC

45 East Putnam Avenue, Suite 124

Greenwich, Connecticut 06830

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 S. 16th St. Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Cedar Ridge Unconstrained Credit Fund - Investor Class	CRUPX	461 41T 208
Cedar Ridge Unconstrained Credit Fund - Institutional Class	CRUMX	461 41T 109

Privacy Principles of the Cedar Ridge Unconstrained Credit Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Cedar Ridge Unconstrained Credit Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (855) 550-5090 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (855) 550-5090 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (855) 550-5090. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (855) 550-5090.

Cedar Ridge Unconstrained Credit Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 550-5090

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-550-5090.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/09/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/09/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/09/2019